March 31, 2003







        Oppenheimer                                          Semiannual
                                                               Report
        Limited-Term                                         ----------
                                                             Management
        Government Fund                                     Commentaries



Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"Active management of the Fund's portfolio and an improvement in credit market conditions helped the Fund again post positive returns."

                                                [LOGO] OppenheimerFunds[R]
                                                The Right Way to Invest

HIGHLIGHTS
--------------------------------------------------------------------------------

Fund Objective
Oppenheimer Limited-Term Government Fund seeks high current return and safety of principal.

Fund Highlight
The Fund (Class A shares @ NAV) continues to rank within the top half of its Lipper peer group of Short Term U.S. Government funds for the one- (#31/71), five- (#18/58) and 10-year (#4/29) periods ended March 31, 2003. 1



Cumulative Total Returns*
          For the 6-Month Period
          Ended 3/31/03

          Without      With
          Sales Chg.   Sales Chg.
-------------------------------------
Class A   1.33%        -2.22%
-------------------------------------
Class B   0.95         -3.05
-------------------------------------
Class C   0.99         -0.01
-------------------------------------
Class N   1.11          0.11
-------------------------------------
Class Y   1.61


-------------------------------------
Average Annual Total Returns*
          For the 1-Year Period
          Ended 3/31/03

          Without      With
          Sales Chg.   Sales Chg.
-------------------------------------
Class A   5.84%         2.13%
-------------------------------------
Class B   5.15          1.15
-------------------------------------
Class C   5.10          4.10
-------------------------------------
Class N   5.60          4.60
-------------------------------------
Class Y   6.45


-------------------------------------
Standardized Yields 2
For the 30 Days Ended 3/31/03
-------------------------------------
Class A        1.49%
-------------------------------------
Class B        0.80
-------------------------------------
Class C        0.86
-------------------------------------
Class N        1.22
-------------------------------------
Class Y        1.96

    CONTENTS

 1  Letter to Shareholders

 2  An Interview
    with Your Fund's
    Managers

 8  Financial
    Statements

29  Trustees and Officers


1. Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. Lipper ranking is for the Class A share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns. Past performance is no guarantee of future results.
2. Standardized yield is based on net investment income for the 30-day period ended March 31, 2003. Falling share prices will tend to artificially raise yields.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 6 for further details.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder,



It is nearly impossible to reflect on the past six months without thinking about the war with Iraq. We experienced a range of emotions in the days leading up to the war and especially as the media brought the war into our homes, as never before.
   At OppenheimerFunds, we face the difficult task of looking beyond the war to see its long-term impact, together with other factors, on the global economy, the financial markets and, in the end, your investment with us. It's a responsibility that we take very seriously and becomes our primary focus during uncertain times like these.
   It is our strong belief that investors can be well served by this professional insight and by the guidance provided by a financial advisor. In partnership with OppenheimerFunds, your financial advisor can help you navigate through this volatile and sometimes unpredictable environment. We encourage you to continue to work closely with your advisor to develop and implement an investment plan that fits your goals and risk tolerance.
   On our end, we continue to be the home to some of the most experienced and talented investment professionals in the industry. They remain focused on proven methods that drive informed, intelligent investment decisions. It is an approach we are proud of and one that has served investors well in a variety of market conditions.
   We've found that in good times and bad, the fundamental principles of investing remain key for financial success. These principles--investing according to your goals, diversifying your portfolio and benefiting from the value of professional investment advice--are simple ideas that have proven themselves over time, and, we believe, will prove themselves again.
   We thank you for your continued confidence in OppenheimerFunds and encourage you to visit our website, www.oppenheimerfunds.com, or speak with your advisor for up to date information on your investments and the markets.

Sincerely,

/S/ JAMES C. SWAIN                  /S/ JOHN V. MURPHY

James C. Swain                      John V. Murphy
April 22, 2003


[PHOTO]

James C. Swain
Chairman
Oppenheimer
Limited-Term Government Fund

[PHOTO]
John V. Murphy
President
Oppenheimer
Limited-Term Government Fund



These general market views represent opinions of OppenheimerFunds, Inc.
and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                  1 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

Q

How did the Fund perform for the six-month period ended March 31, 2003?
A. On an absolute basis, Oppenheimer Limited-Term Government Fund performed well over the reporting period, while on a relative basis, the Fund returned close to its official benchmarks. For the six-months ended March 31, 2003, the Fund's Class A shares (without sales charge) returned 1.33% versus a return of 1.80% and 1.62%, respectively, for the Lehman Brothers U.S. Government Bond Index, and the Lehman Brothers 1-3 Year Government Bond Index, the benchmark indices. 3

What market conditions characterized the period under review?
In general, the uncertainty of geopolitical conditions and U.S. military involvement (and subsequent war) in Iraq continued to bear down heavily on investors' sentiments and expectations. As a result, the demand for Treasury securities--particularly short-term Treasuries--remained robust, and they began to "price in," or reflect, an overall expectation among investors that the economy would continue to struggle for the intermediate term. The shape of the Treasury yield curve steepened considerably, symbolizing not only investors' concerns over the specter of geopolitical risk, but also the prospect of larger Federal budget deficits and a sluggish employment rate recovery. In simple terms, this means that yields on short maturity bonds moved lower than yields on longer maturity bonds during this period.
   However, the period offered a glimmer of hope that some negative trends had perhaps peaked and reversed course. Corporate bond spreads narrowed, indicating investors' renewed willingness to assume marginal additional risk, while in November 2002, the Federal Reserve Board enacted a 50 basis point cut in the federal funds rate, bringing it down to 1.25%. As the period came to a close, we saw few signs of a broad pickup

[SIDEBAR]
Portfolio Management Team
Angelo Manioudakis
Ben Gord
Charles Moon



3. The Fund's performance is compared to the Lehman Brothers U.S. Government Bond Index, an unmanaged market-weighted index of U.S. government securities with maturities of 1 year or more, and the Lehman Brothers 1-3 Year Government Bond Index, an unmanaged index of U.S. government securities with maturities of 1 to 3 years.

                  2 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND in inflation, despite a sizable jump in wholesale goods prices. This favorable forecast for bonds helped several sectors of the credit markets perform well through March.

What factors most significantly impacted performance?
The interest-rate sensitivity, or duration, of the Fund's portfolio is typically a crucial influence on performance. Therefore, our decision to lower the portfolio's average duration as the period began detracted from relative performance, especially since rates decreased somewhat shortly thereafter. This move was based in part on our analysis of Treasuries and investors' expectations for economic recovery. As demand for Treasuries remained strong at the start of the Fund's fiscal year, we believed that investors were again "overshooting" the downside potential of the market, driving the prices of Treasuries up to what we considered to be expensive levels. Consequently, we used Treasury futures to decrease the amount of duration in the portfolio, which proved to be an efficient way to implement this strategy. We believe this should help buffer the portfolio, if and when interest rates move upward.
   One factor that worked in the Fund's favor was the significant tightening of mortgage spreads. Essentially, as the demand for mortgage-related securities rose, the differences (spreads) in their yields relative to the yields offered by comparable Treasuries, narrowed. Since bond yields move in the opposite direction of their prices, the Fund enjoyed good price appreciation from many of its mortgage holdings.
   In terms of our specific mortgage exposure, we found what we believed to be good value and more favorable yield from Fannie Mae (FNMA) and Freddie Mac
(FHMC) securities in particular. This exposure also added to performance, since these securities fared well over the period. Finally, our exposure to both asset-backed securities and government agency debentures benefited performance, as these two segments of the credit markets also performed quite well.


                  3 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

   The most challenging aspect of managing the Fund's portfolio this period proved to be the overall uncertainty and global tensions surrounding the situation in Iraq, as the war started right at the end of the period. Additionally, we might have added a few basis points of performance had we decreased our duration later than we did; however, since we maintain a long-term perspective in managing the Fund, we do not attempt to "time" our decisions in response to short-term fluctuations in the market. In general, we are pleased with the Fund's returns for the period and are satisfied with the strong contribution virtually all of the Fund's sector exposures provided to performance this period.

What adjustments did you make to the portfolio?
In addition to reducing the portfolio's interest rate sensitivity, we refocused the Fund's mortgage exposure to place greater emphasis on higher-coupon mortgage securities versus lower coupon mortgages, to take advantage of the rally in this segment of the market.

What change is being made to the Fund's dividend policy?
The Fund will no longer pay a fixed dividend, but will instead "float" the dividend, meaning the dividend will rise or fall with amount of interest income the Fund earns on its investments (this started on January 1, 2003). Stock market declines have caused investors to move assets from stock funds into fixed-income investments, like Oppenheimer Limited-Term Govern- ment Fund. At the same time, interest rates have continued to decline, which results in having to invest these new assets at lower interest rates. This has resulted in a lower dividend. We believe this change in dividend policy allows us to stay focused on achieving the highest return possible, while simultaneously reducing exposure to the risk associated with chasing yield.


Average Annual
Total Returns with
Sales Charge
For the Periods Ended 3/31/03 4

Class A
1-Year      5-Year     10-Year
--------------------------------------
2.13%       4.94%      5.41%

Class B                Since
1-Year      5-Year     Inception
--------------------------------------
1.15%       4.73%      5.22%

Class C                Since
1-Year      5-Year     Inception
--------------------------------------
4.10%       4.92%      5.44%

Class N                Since
1-Year      5-Year     Inception
--------------------------------------
4.60%       N/A        5.51%

Class Y                Since
1-Year      5-Year     Inception
--------------------------------------
6.45%       6.06%      5.99%

4. See Notes on page 6 for further details.

                  4 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

What is your outlook for the Fund?
We are confident that the fixed-income markets will continue to deliver positive returns over the next several months. However, as the economy improves, the size of those returns may become more modest, especially if rates creep steadily upward. We do anticipate a sustainable recovery in the U.S. economy, which will likely give spread products--non-Treasury securities--a tremendous platform on which to outperform.
   Given these expectations, we believe the Fund will continue to deliver attractive, competitive returns, while helping to add diversification to client's portfolios especially in this market downturn, two objectives we are pleased to have accomplished this period.
   We are confident that the Fund's disciplined investment process, and its unique composition balance of fixed-income securities, help make Oppenheimer Limited-Term Government Fund part of The Right Way to Invest.

[PIE CHART]
EDGAR REPRESENTATION OF PIE CHART TO FOLLOW:


Credit Allocation 5


o U.S. Treasury      29.6%
o U.S. Agency        49.2
o AAA                 1.7
o Other Securities   19.5



Top Five Holdings by Issuer 6
--------------------------------------------------------------
Federal National Mortgage Assn.                         37.7%
--------------------------------------------------------------
U.S. Treasury                                           26.8
--------------------------------------------------------------
Repurchase Agreement                                    19.6
--------------------------------------------------------------
Federal Home Loan Mortgage Corp.                         8.6
--------------------------------------------------------------
Federal Home Loan Bank                                   2.4

5. Portfolio's holdings and allocations are subject to change. Percentages are as of March 31, 2003, and are subject to change, and dollar-weighted based on total market value of investments. While the Fund seeks to maintain an average effective maturity of 3-years, the Fund may invest in securities of any maturity, including those issued by federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. Government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.
6. Portfolio's holdings and allocations are subject to change. Percentages are as of March 31, 2003, and are based on total market value of investments.

                  5 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES
--------------------------------------------------------------------------------

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 3/10/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%. The Fund's maximum sales charge for Class A shares was lower prior to 2/23/94, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 2/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 1/26/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                  6 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                           Financial Statements
                                                                     Pages 8-28














                  7 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  March 31, 2003 / Unaudited
--------------------------------------------------------------------------------

                                                                               Principal   Market Value
                                                                                Amount     See Note 1
---------------------------------------------------------------------------------------------------------
 Mortgage-Backed Obligations--38.9%
---------------------------------------------------------------------------------------------------------
 Government Agency--38.9%
---------------------------------------------------------------------------------------------------------
 FHLMC/FNMA/Sponsored--36.7%
 Federal Home Loan Mortgage Corp., Gtd. Mtg.
 Pass-Through Participation Certificates:
 7.50%, 2/1/32                                                               $  3,266,462   $  3,484,431
 8%, 4/1/16                                                                    15,760,482     17,150,108
 9%, 8/1/22-5/1/25                                                              3,510,440      3,921,691
 11.50%, 6/1/20                                                                   216,424        251,149
 12.50%, 7/1/19                                                                   563,555        663,970
 13%, 8/1/15                                                                      651,263        772,121
 Series 151, Cl. F, 9%, 5/15/21                                                   431,131        445,699
---------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
 Participation Certificates:
 9.25%, 11/1/08                                                                   108,766        115,842
 11%, 11/1/20                                                                     657,361        766,075
---------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
 Pass-Through Certificates:
 8.50%, 3/1/31                                                                  5,224,016      5,617,652
 10%, 12/25/10-8/1/21                                                           1,229,230      1,386,313
 11.50%, 2/1/16                                                                    23,887         27,322
 11.75%, 1/1/16-4/1/19                                                            338,085        391,285
 12%, 6/1/15                                                                      329,454        384,475
---------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
 Investment Conduit Multiclass Pass-Through Certificates:
 Series 2315, Cl. CM, 6.50%, 1/15/25                                            3,471,505      3,486,835
 Series 2358, Cl. PA, 6%, 6/15/11                                               5,734,301      5,797,533
 Series 2359, Cl. PA, 6%, 8/15/10                                               5,337,384      5,375,836
 Series 2410, Cl. NE, 6.50%, 9/15/30                                            7,850,000      8,250,093
 Series 2420, Cl. BC, 6.50%, 7/15/26                                           15,000,000     15,406,962
---------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Home Equity Loan
 Structured Pass-Through Certificates:
 Series HOO2, Cl. A2, 1.861%, 12/15/06                                         25,350,000     25,442,898
 Series HOO3, Cl. A2, 1.88%, 1/15/07                                           30,710,000     30,671,612
---------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only Stripped
 Mtg.-Backed Security:
 Series 206, Cl. IO, (32.892)%, 12/15/29 1                                      2,213,161        302,235
 Series 2367, Cl. MI, (99.999)%, 1/15/22 1                                      3,184,249         16,876
 Series 2370, Cl. PI, (99.999)%, 6/15/20 1                                      6,355,199         25,818
 Series 2403, Cl. QI, (99.999)%, 1/15/22 1                                      8,550,880         50,771
 Series 2410, Cl. PI, (99.999)%, 2/15/26 1                                     11,034,004         48,274
---------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Structured Pass-Through Securities,
 Collateralized Mtg. Obligations, Series H006, Cl. A1, 1.724%, 5/15/04 2,3     18,290,000     18,290,000
---------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp./Government National Mortgage
 Assn., Gtd. Multiclass Mtg. Participation Certificates, Series 28, Cl. PG,
 6.875%, 2/25/23                                                                5,500,000      5,847,722
---------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 4.68%, 11/1/12 4                                                               4,977,888      5,056,445
 4.73%, 12/1/12 4                                                               4,256,303      4,340,099
 4.80%, 3/25/33                                                                 3,000,000      3,047,812
 5.50%, 4/1/18 3                                                               35,000,000     36,312,500
 6%, 4/25/33 3                                                                196,565,000    203,813,334


                  8 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                                             Principal     Market Value
                                                                               Amount       See Note 1
--------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.: Continued
 6.50%, 1/1/29-5/1/31                                                      $ 44,319,519    $ 46,290,988
 6.50%, 4/1/33 3                                                            203,132,000     211,892,067
 7%, 7/1/13-4/1/30                                                           19,827,644      20,986,738
 7%, 4/25/33 3                                                              466,691,000     491,921,249
 7.50%, 10/1/29-1/1/30                                                        4,106,135       4,380,341
 8%, 1/1/23                                                                      30,679          33,587
 8.50%, 7/1/32 3                                                              6,136,856       6,610,641
 9%, 8/1/19                                                                      73,555          82,190
 9.50%, 11/1/21                                                                  65,976          73,621
 10.50%, 12/1/14                                                                372,054         419,592
 11%, 11/1/15-7/20/19                                                         4,336,377       5,036,363
 11.25%, 6/1/14-2/15/16                                                         633,823         740,412
 11.50%, 7/15/19-11/17/20                                                     1,747,483       2,046,058
 11.75%, 7/1/11-8/1/13                                                           53,060          61,542
 12%, 1/1/16-8/1/16                                                           1,477,588       1,723,008
 12.50%, 8/1/15-12/1/15                                                         538,084         634,045
 13%, 8/15/15-8/1/26                                                          1,141,129       1,354,189
--------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Grantor Trust, Commercial Mtg
 Obligations, Trust 2001-T6, 6.088%, 5/25/11                                 10,125,000      11,492,431
--------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations:
 Trust 2001-44, Cl. ML, 6.50%, 6/25/29                                        5,000,000       5,161,151
 Trust 2001-50, Cl. LD, 6.50%, 5/25/30                                       10,000,000      10,465,242
 Trust 2002-28, Cl. PG, 6.50%, 1/25/27                                       20,000,000      20,544,498
--------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations,
 Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
 Trust 1992-34, Cl. G, 8%, 3/25/22                                              965,192       1,044,722
 Trust 1994-27, Cl. PH, 6.50%, 9/25/22                                        3,925,327       4,032,075
--------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates, Trust 1991-169, Cl. PK, 8%, 10/25/21         79,074          80,674
--------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates Interest-Only Stripped Mtg.-Backed
 Security, Trust 2001-T4, Cl. IO, (13.261)%, 7/25/28 1,4                     26,072,621         537,748
--------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Stripped Mtg.-Backed Security,
 Trust G, Cl. 2, 11.50%, 3/1/09                                                 451,511         511,179
                                                                                          --------------
                                                                                          1,255,118,139

--------------------------------------------------------------------------------------------------------
 GNMA/Guaranteed--2.2%
 Government National Mortgage Assn.:
 6.50%, 1/15/24                                                               1,542,791       1,631,976
 7%, 1/15/28-1/20/30                                                         22,705,902      24,120,201
 7.50%, 1/15/28-9/15/28                                                       7,716,937       8,266,034
 8%, 9/15/07-10/15/28                                                         2,050,561       2,226,292
 8.50%, 8/15/17-9/15/21                                                       4,556,747       5,049,652
 9.50%, 9/15/17                                                                  22,306          25,184
 10.50%, 2/15/16-7/15/21                                                        376,136         438,068
 11%, 10/20/19                                                                  800,621         931,287
 11.50%, 1/15/13-5/15/13                                                        145,722         170,046
 13%, 2/15/11-9/15/14                                                            18,241          21,806



                  9 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                               Principal     Market Value
                                                                  Amount       See Note 1
------------------------------------------------------------------------------------------
 GNMA/Guaranteed Continued
 Government National Mortgage Assn., Commercial Mtg.
 Obligations,  Trust 2002-9, Cl. A, 4.691%, 6/16/16       $   30,991,433   $   32,633,362
                                                                           ---------------
                                                                               75,513,908
                                                                           ---------------

 Total Mortgage-Backed Obligations (Cost $1,319,373,189)                    1,330,632,047

------------------------------------------------------------------------------------------
 U.S. Government Obligations--63.8%
 Federal Home Loan Bank Unsec. Bonds:
 4.125%, 5/13/05                                              51,100,000       53,545,646
 Series 1Y06, 2.375%, 2/15/06                                 50,000,000       50,130,000
------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp. Unsec. Nts.:
 3.875%, 2/15/05                                              79,100,000       82,498,531
 4.50%, 1/15/13                                               43,900,000       44,676,547
 4.875%, 3/15/07                                              61,000,000       66,172,190
 5.75%, 4/29/09                                               25,000,000       25,974,800
------------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Unsec. Nts.:
 4.25%, 7/15/07                                               53,630,000       56,890,972
 5.25%, 6/15/06-3/22/07                                      122,700,000      132,650,766
 5.50%, 2/15/06                                              163,700,000      179,284,731
 6.375%, 6/15/09                                              36,400,000       42,304,553
 7%, 7/15/05                                                  91,700,000      102,477,776
 7.25%, 1/15/10                                               25,050,000       30,455,089
------------------------------------------------------------------------------------------
 Tennessee Valley Authority Nts.:
 4.75%, 7/15/04                                                3,320,000        3,461,465
 6.375%, 6/15/05                                              20,258,000       22,272,172
------------------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 6.25%, 5/15/30                                               12,500,000       14,920,900
 6.875%, 8/15/25                                              95,910,000      121,243,763
 9.25%, 2/15/16                                                7,250,000       10,776,451
 STRIPS, 4.90%, 2/15/16 5                                      8,630,000        4,692,347
 STRIPS, 5.91%, 11/15/24 5                                    11,820,000        3,766,325
------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 1.625%, 3/31/05                                              54,600,000       54,732,241
 1.75%, 12/31/04                                              54,780,000       55,111,693
 3%, 11/15/07-2/15/08                                        136,995,000      138,751,353
 3.50%, 11/15/06                                              52,250,000       54,466,549
 4.375%, 5/15/07                                              42,735,000       45,901,749
 5.625%, 5/15/08                                              38,000,000       43,018,698
 5.875%, 11/15/04                                            106,575,000      114,247,654
 6.50%, 8/15/05-2/15/10                                       63,050,000       74,844,625
 6.75%, 5/15/05                                               39,900,000       44,209,519
 6.875%, 5/15/06                                             228,500,000      261,677,286
 7%, 7/15/06                                                 181,100,000      208,880,559
 7.50%, 2/15/05 6                                             34,500,000       38,356,996
                                                                            --------------
 Total U.S. Government Obligations (Cost $2,125,403,113)                    2,182,393,946


                 10 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                                                   Principal       Market Value
                                                                                      Amount         See Note 1
----------------------------------------------------------------------------------------------------------------
 Joint Repurchase Agreements--25.0% 7
----------------------------------------------------------------------------------------------------------------
 Undivided interest of 30.27% in joint repurchase agreement (Market
 Value $1,409,929,000) with PaineWebber, Inc., 1.33%, dated 3/31/03, to be repurchased at $426,788,767 on 4/1/03, collateralized by Federal
 National Mortgage Assn., 5.50%--7%, 9/1/17--4/1/33, with a value
 of $1,439,372,318                                                           $   426,773,000    $   426,773,000
----------------------------------------------------------------------------------------------------------------
 Undivided interest of 83.71% in joint repurchase agreement (Market
 Value $508,919,000) with Banc One Capital Markets, Inc., 1.30%, dated
 3/31/03, to be repurchased at $426,015,383 on 4/1/03, collateralized by
 U.S. Treasury Nts., 5.375%--7.25%, 6/30/03--2/15/10, with a value of
 $239,623,997, U.S. Treasury Bonds, 2%--3.625%, 3/31/04--11/30/04, with a value of $112,159,294 and U.S. Treasury Bills, 7/24/03--8/7/03, with
 a value of $167,711,668                                                         426,000,000        426,000,000
                                                                                                ----------------
 Total Joint Repurchase Agreements (Cost $852,773,000)                                              852,773,000

----------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $4,297,549,302)                                     127.7%     4,365,798,993
----------------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                                 (27.7)      (946,728,929)
                                                                                 -------------------------------

 Net Assets                                                                            100.0%   $ 3,419,070,064
                                                                                 ===============================

Footnotes to Statement of Investments
1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $981,722 or 0.03% of the Fund's net assets as of March 31, 2003.
2. Represents the current interest rate for a variable or increasing rate security.
3. When-issued security to be delivered and settled after March 31, 2003.
4. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
5. Zero coupon bond reflects effective yield on the date of purchase.
6. Securities with an aggregate market value of $29,798,383 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
7. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

See accompanying Notes to Financial Statements.

                 11 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

 STATEMENT OF ASSETS AND LIABILITIES  Unaudited
--------------------------------------------------------------------------------

 March 31, 2003
------------------------------------------------------------------------------------
 Assets
 Investments, at value (including $852,773,000 in repurchase agreements)
 (cost $4,297,549,302)--see accompanying statement                  $4,365,798,993
------------------------------------------------------------------------------------
 Cash                                                                      846,385
------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and principal paydowns                                        30,092,901
 Shares of beneficial interest sold                                     12,728,386
 Investments sold                                                          587,500
 Other                                                                     203,965
                                                                    ----------------
 Total assets                                                        4,410,258,130

------------------------------------------------------------------------------------
 Liabilities
 Payables and other liabilities:
 Investments purchased on a when-issued basis                          971,668,539
 Shares of beneficial interest redeemed                                 10,610,217
 Daily variation on futures contracts                                    4,857,179
 Distribution and service plan fees                                      1,889,362
 Dividends                                                               1,187,547
 Transfer and shareholder servicing agent fees                             397,706
 Shareholder reports                                                       206,124
 Trustees' compensation                                                     17,292
 Other                                                                     354,100
                                                                    ----------------
 Total liabilities                                                     991,188,066

------------------------------------------------------------------------------------
 Net Assets                                                         $3,419,070,064
                                                                    ----------------


------------------------------------------------------------------------------------
 Composition of Net Assets
 Par value of shares of beneficial interest                         $      330,121
------------------------------------------------------------------------------------
 Additional paid-in capital                                          3,400,979,037
------------------------------------------------------------------------------------
 Undistributed net investment income                                     1,664,051
------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions              (50,794,092)
------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                             66,890,947
                                                                    ----------------
 Net Assets                                                         $3,419,070,064
                                                                    ----------------


                 12 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $1,562,120,637 and 150,738,832 shares of beneficial interest
 outstanding)                                                             $10.36
 Maximum offering price per share (net asset value plus sales charge of
 3.50% of offering price)                                                 $10.74
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $847,642,481 and 81,821,398 shares of beneficial interest outstanding)   $10.36
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $767,701,822 and 74,228,559 shares of beneficial interest outstanding)   $10.34
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $38,855,730 and 3,753,021 shares of beneficial interest outstanding)     $10.35
--------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net assets of $202,749,394 and 19,578,842 shares of beneficial interest
 outstanding)                                                             $10.36



 See accompanying Notes to Financial Statements.


                 13 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

 STATEMENT OF OPERATIONS  Unaudited
--------------------------------------------------------------------------------

 For the Six Months Ended March 31, 2003
------------------------------------------------------------------------------------
 Investment Income
 Interest                                                            $  52,699,197

------------------------------------------------------------------------------------
 Expenses
 Management fees                                                         6,460,058
------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 1,779,555
 Class B                                                                 4,018,523
 Class C                                                                 3,579,011
 Class N                                                                    74,799
------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 1,252,526
 Class B                                                                   685,020
 Class C                                                                   362,790
 Class N                                                                    24,700
------------------------------------------------------------------------------------
 Shareholder reports                                                       277,463
------------------------------------------------------------------------------------
 Trustees' compensation                                                     47,063
------------------------------------------------------------------------------------
 Custodian fees and expenses                                                43,878
------------------------------------------------------------------------------------
 Accounting service fees                                                     6,000
------------------------------------------------------------------------------------
 Other                                                                     197,982
                                                                     ---------------
 Total expenses                                                         18,809,368
 Less reduction to custodian expenses                                      (12,293)
                                                                     ---------------
 Net expenses                                                           18,797,075

------------------------------------------------------------------------------------
 Net Investment Income                                                  33,902,122

------------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
 Investments                                                            25,809,332
 Closing of futures contracts                                          (31,256,228)
                                                                     ---------------
 Net realized loss                                                      (5,446,896)

------------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                    7,869,175
                                                                     ---------------
 Net realized and unrealized gain                                        2,422,279

------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                  $36,324,401
                                                                     ===============


 See accompanying Notes to Financial Statements.


                 14 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   Six Months               Year
                                                                                        Ended              Ended
                                                                               March 31, 2003      September 30,
                                                                                  (Unaudited)               2002
-----------------------------------------------------------------------------------------------------------------
 Operations
 Net investment income                                                        $    33,902,122    $    77,889,539
-----------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                          (5,446,896)        18,099,847
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                              7,869,175         16,676,665
                                                                                                 ----------------
 Net increase in net assets resulting from operations                              36,324,401        112,666,051

-----------------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A                                                                          (17,738,471)       (41,027,866)
 Class B                                                                           (6,838,800)       (18,251,583)
 Class C                                                                           (6,332,884)       (14,062,183)
 Class N                                                                             (327,231)          (333,306)
 Class Y                                                                           (2,416,260)        (3,969,643)

-----------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                          205,582,539        553,085,210
 Class B                                                                           87,866,167        325,308,920
 Class C                                                                          110,155,008        400,658,811
 Class N                                                                           14,720,824         21,937,359
 Class Y                                                                           60,980,775         96,997,222

-----------------------------------------------------------------------------------------------------------------
 Net Assets
 Total increase                                                                   481,976,068      1,433,008,992
-----------------------------------------------------------------------------------------------------------------
 Beginning of period                                                            2,937,093,996      1,504,085,004
                                                                              -----------------------------------
 End of period [including undistributed net investment
 income of $1,664,051 and $1,415,575, respectively]                           $ 3,419,070,064    $ 2,937,093,996
                                                                              ===================================

 See accompanying Notes to Financial Statements.


                 15 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months                                                           Year
                                                         Ended                                                          Ended
                                                March 31, 2003                                                      Sept. 30,
Class A                                            (Unaudited)        2002        2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                    $10.35       $10.22       $9.93       $10.03       $10.37       $10.30
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .13          .44         .50          .64          .63          .67
Net realized and unrealized gain (loss)                    .01          .13         .37         (.13)        (.35)         .10
                                                       ---------------------------------------------------------------------------
Total from investment operations                           .14          .57         .87          .51          .28          .77
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.13)        (.44)       (.58)        (.61)        (.62)        (.68)
Dividends in excess of net
investment income                                           --           --          --           --           --         (.02)
                                                       ---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.13)        (.44)       (.58)        (.61)        (.62)        (.70)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $10.36       $10.35      $10.22        $9.93       $10.03       $10.37
                                                       ===========================================================================

----------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                        1.33%        5.72%       8.98%        5.33%        2.78%        7.70%

----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $1,562,121   $1,355,382    $786,012     $627,495     $734,407     $634,677
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $1,454,639   $  968,852    $681,977     $673,323     $696,607     $584,171
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                     2.46%        4.27%       4.96%        6.46%        6.23%        6.52%
Expenses                                                  0.86%        0.88%       0.85%        0.83%        0.84%        0.82% 3
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     54%         161%         97%         121%         141%         161%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                 16 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                  Six Months                                                              Year
                                                       Ended                                                             Ended
                                              March 31, 2003                                                         Sept. 30,
 Class B                                         (Unaudited)         2002        2001        2000         1999            1998
----------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                 $10.35       $10.22       $9.93      $10.02       $10.37          $10.30
----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .09          .37         .43         .57          .56             .60
 Net realized and unrealized gain (loss)                 .01          .12         .36        (.12)        (.37)            .09
                                                    ------------------------------------------------------------------------------
 Total from investment operations                        .10          .49         .79         .45          .19             .69
----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.09)        (.36)       (.50)       (.54)        (.54)           (.60)
 Dividends in excess of net
 investment income                                        --           --          --          --           --            (.02)
                                                    ------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (.09)        (.36)       (.50)       (.54)        (.54)           (.62)
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $10.36       $10.35      $10.22       $9.93       $10.02          $10.37
                                                    ==============================================================================

----------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                     0.95%        4.93%       8.17%       4.64%        1.91%           6.90%

----------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)           $847,642     $759,144    $425,088    $329,877     $399,692        $277,381
----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $806,422     $523,711    $353,905    $360,003     $351,099        $210,362
----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                  1.71%        3.50%       4.20%       5.70%        5.48%           5.76%
 Expenses                                               1.61%        1.63%       1.60%       1.59%        1.59%           1.58% 3
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  54%         161%         97%        121%         141%            161%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                 17 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                 Six Months                                                               Year
                                                      Ended                                                              Ended
                                             March 31, 2003                                                          Sept. 30,
 Class C                                        (Unaudited)         2002         2001         2000          1999        1998 1
----------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                $10.33       $10.20        $9.92       $10.01        $10.35        $10.29
----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .09          .36          .44          .57           .56           .59
 Net realized and unrealized gain (loss)                .01          .13          .34         (.12)         (.36)          .09
                                                   -------------------------------------------------------------------------------
 Total from investment operations                       .10          .49          .78          .45           .20           .68
----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.09)        (.36)        (.50)        (.54)         (.54)         (.61)
 Dividends in excess of net
 investment income                                       --           --           --           --            --          (.01)
                                                   -------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (.09)        (.36)        (.50)        (.54)         (.54)         (.62)
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $10.34       $10.33       $10.20        $9.92        $10.01        $10.35
                                                   ===============================================================================

----------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                    0.99%        4.95%        8.08%        4.65%         2.01%         6.81%

----------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)          $767,702     $656,959     $248,537     $168,665      $210,616      $143,563
----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $718,391     $407,864     $190,885     $184,442      $187,226      $100,604
----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                 1.77%        3.43%        4.21%        5.70%         5.47%         5.73%
 Expenses                                              1.54%        1.62%        1.60%        1.59%         1.59%         1.57% 4
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 54%         161%          97%         121%          141%          161%


1. Per share amounts calculated on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                 18 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                     Six Months                         Year
                                                          Ended                        Ended
                                                 March 31, 2003                    Sept. 30,
 Class N                                            (Unaudited)           2002        2001 1
-------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                    $10.35         $10.21        $10.06
-------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                      .11            .37           .32
 Net realized and unrealized gain                            -- 2          .19           .15
                                                       -----------------------------------------
 Total from investment operations                           .11            .56           .47
-------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      (.11)          (.42)         (.32)
 Dividends in excess of net investment income                --             --            --
                                                       -----------------------------------------
 Total dividends and/or distributions
 to shareholders                                           (.11)          (.42)         (.32)
-------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $10.35         $10.35        $10.21
                                                       ==========================================

-------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                        1.11%          5.60%         4.74%

-------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)               $38,856        $24,101        $1,922
-------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $30,086        $ 8,750        $  597
-------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income                                     2.19%          3.62%         5.29%
 Expenses                                                  1.10%          1.11%         0.87%
-------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     54%           161%           97%


1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                 19 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS  Continued

                                                  Six Months                                                          Year
                                                       Ended                                                         Ended
                                              March 31, 2003                                                     Sept. 30,
 Class Y                                         (Unaudited)         2002       2001          2000        1999      1998 1
-----------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                 $10.34       $10.21      $9.93        $10.03      $10.37      $10.33
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .15          .47        .56           .68         .66         .47
 Net realized and unrealized gain (loss)                 .02          .14        .33          (.13)       (.34)        .06
                                                   --------------------------------------------------------------------------
 Total from investment operations                        .17          .61        .89           .55         .32         .53
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.15)        (.48)      (.61)         (.65)       (.66)       (.47)
 Dividends in excess of net
 investment income                                        --           --         --            --          --        (.02)
                                                   --------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (.15)        (.48)      (.61)         (.65)       (.66)       (.49)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $10.36       $10.34     $10.21         $9.93      $10.03      $10.37
                                                   ==========================================================================

-----------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                     1.61%        6.13%      9.19%         5.71%       3.15%       5.30%

-----------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)           $202,749     $141,508    $42,527        $6,400         $69          $1
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $172,702     $ 86,883    $22,239        $4,178         $ 2          $1
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                  2.89%        4.54%      5.14%         6.78%       6.75%       6.82%
 Expenses                                               0.44%        0.49%      0.71%         0.51%       0.60%       0.43% 4
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  54%         161%        97%          121%        141%        161%


1. For the period from January 26, 1998 (inception of offering) to September 30, 1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                 20 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Limited-Term Government Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date.Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially



                 21 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 fully invested. As of March 31, 2003, the Fund had entered into when-issued purchase commitments of $971,668,539.
    In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
    Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of March 31, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $25,912,319. This estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules for the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the period, the Fund used $0 of carryforward to offset capital gains realized.


                 22 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

 As of September 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2008       $ 1,794,205
                              2009        18,671,218
                                       -------------
                              Total      $20,465,423
                                       =============

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
 (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

 The tax character of distributions paid during the six months ended March 31, 2003 and the year ended September 30, 2002 was as follows:

                                   Six Months Ended          Year Ended
                                     March 31, 2003  September 30, 2002
           -------------------------------------------------------------
           Distributions paid from:
           Ordinary income              $33,653,646         $77,644,581
           Long-term capital gain                --                  --
           Return of capital                     --                  --
                                      ----------------------------------
           Total                        $33,653,646         $77,644,581
                                      ==================================

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                 23 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                      Six Months Ended March 31, 2003          Year Ended September 30, 2002
                                Shares         Amount                  Shares         Amount
----------------------------------------------------------------------------------------------
 Class A
 Sold                       69,121,334  $ 715,233,556              89,945,971  $ 920,690,581
 Dividends and/or
 distributions reinvested    1,380,503     14,294,344               3,173,807     32,458,828
 Redeemed                  (50,657,416)  (523,945,361)            (39,143,841)  (400,064,199)
                           -------------------------------------------------------------------
 Net increase               19,844,421  $ 205,582,539              53,975,937  $ 553,085,210
                           ===================================================================

----------------------------------------------------------------------------------------------
 Class B
 Sold                       21,204,538  $ 219,415,809              47,211,672  $ 483,398,290
 Dividends and/or
 distributions reinvested      533,086      5,518,915               1,367,794     13,985,717
 Redeemed                  (13,252,332)  (137,068,557)            (16,851,036)  (172,075,087)
                           -------------------------------------------------------------------
 Net increase                8,485,292  $  87,866,167              31,728,430  $ 325,308,920
                           ===================================================================

----------------------------------------------------------------------------------------------
 Class C
 Sold                       21,487,758  $ 221,929,650              51,046,993  $ 521,483,236
 Dividends and/or
 distributions reinvested      470,057      4,857,043               1,026,580     10,481,675
 Redeemed                  (11,297,711)  (116,631,685)            (12,870,491)  (131,306,100)
                           -------------------------------------------------------------------
 Net increase               10,660,104  $ 110,155,008              39,203,082  $ 400,658,811
                           ===================================================================

----------------------------------------------------------------------------------------------
 Class N
 Sold                        2,356,003  $  24,361,987               2,482,486  $  25,408,057
 Dividends and/or
 distributions reinvested       29,712        307,372                  31,840        325,779
 Redeemed                     (962,308)    (9,948,535)               (372,954)    (3,796,477)
                           -------------------------------------------------------------------
 Net increase                1,423,407  $  14,720,824               2,141,372  $  21,937,359
                           ===================================================================

----------------------------------------------------------------------------------------------
 Class Y
 Sold                        6,934,104  $  71,695,346             12,564,013   $ 128,002,351
 Dividends and/or
 distributions reinvested        2,557         26,468                   3,618         37,020
 Redeemed                   (1,038,799)   (10,741,039)             (3,052,363)   (31,042,149)
                           -------------------------------------------------------------------
 Net increase                5,897,862  $  60,980,775               9,515,268  $  96,997,222
                           ===================================================================


--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2003, were $1,827,167,131 and $1,957,401,326, respectively.


                 24 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average annual net assets of the Fund, 0.45% of the next $150 million, 0.425% of the next $250 million, and 0.40% of average annual net assets in excess of $500 million. Effective July 1, 2002, the Board of Trustees accepted the Manager's proposal to voluntarily waive advisory fees at an annual rate equal to 0.10% or 0.05% of the Fund's average daily net assets when the Fund's performance percentile is in either the fourth or the fifth quintile of the Fund's Lipper peer group for the trailing one-year performance percentile at the end of the preceding quarter. The Manager and Board of Trustees agree to terminate the foregoing waiver upon the Fund reaching the third quintile. The waiver was terminated on December 17, 2002.
--------------------------------------------------------------------------------
 Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                  Aggregate          Class A         Concessions       Concessions        Concessions             Concessions
                  Front-End        Front-End          on Class A        on Class B         on Class C              on Class N
              Sales Charges    Sales Charges              Shares            Shares             Shares                  Shares
 Six Months      on Class A      Retained by         Advanced by       Advanced by        Advanced by             Advanced by
 Ended               Shares      Distributor       Distributor 1     Distributor 1      Distributor 1           Distributor 1
------------------------------------------------------------------------------------------------------------------------------
 March 31, 2003  $3,069,930         $618,943            $950,516        $2,674,508         $1,572,164                $126,432

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                 25 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued

                               Class A       Class B        Class C        Class N
                            Contingent    Contingent     Contingent     Contingent
                              Deferred      Deferred       Deferred       Deferred
                         Sales Charges Sales Charges  Sales Charges  Sales Charges
 Six Months                Retained by   Retained by    Retained by    Retained by
 Ended                     Distributor   Distributor    Distributor    Distributor
------------------------------------------------------------------------------------
 March 31, 2003               $104,845    $1,251,052       $209,501        $67,004

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended March 31, 2003, payments under the Class A Plan totaled $1,779,555, all of which were paid by the Distributor to recipients, and included $103,292 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the six months ended March 31, 2003, were as follows:

                                                                             Distributor's
                                                          Distributor's          Aggregate
                                                              Aggregate       Unreimbursed
                                                           Unreimbursed      Expenses as %
                        Total Payments   Amount Retained       Expenses      of Net Assets
                            Under Plan    by Distributor     Under Plan           of Class
-------------------------------------------------------------------------------------------
 Class B Plan               $4,018,523        $3,252,088    $ 9,868,093               1.16%
 Class C Plan                3,579,011         1,968,702     12,453,482               1.62
 Class N Plan                   74,799            69,853        765,174               1.97

--------------------------------------------------------------------------------
 5. Futures Contracts
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.


                 26 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of March 31, 2003, the Fund had outstanding futures contracts as follows:

                                                                                       Unrealized
                                  Expiration    Number of     Valuation as of        Appreciation
 Contract Description                  Dates    Contracts      March 31, 2003      (Depreciation)
---------------------------------------------------------------------------------------------------
 Contracts to Purchase
 U.S. Treasury Nts., 2 yr.           6/26/03        1,160        $250,016,250       $     250,363
                                                                                   ----------------

 Contracts to Sell
 U.S. Long Bonds                     6/19/03        1,030         116,132,500             204,906
 U.S. Treasury Nts., 5 yr.           6/19/03        2,232         253,332,000            (435,469)
 U.S. Treasury Nts., 10 yr.          6/19/03        6,187         710,731,625          (1,378,544)
                                                                                   ----------------
                                                                                       (1,609,107)
                                                                                   ----------------
                                                                                    $  (1,358,744)
                                                                                   ----------------


--------------------------------------------------------------------------------
 6. Illiquid Securities
 As of March 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of March 31, 2003 was $9,934,292, which represents 0.29% of the Fund's net assets.


                 27 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
 7. Borrowing and Lending Arrangements
 Bank Borrowings. The Fund has the ability to borrow from banks for temporary or emergency purposes. Asset coverage for borrowings must be at least 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit from a bank, for liquidity purposes. Under that line of credit, each fund was charged interest on its borrowings at a rate equal to the Federal Funds rate plus 0.45%. The Fund paid a commitment fee on its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002, when the Fund entered into the interfund borrowing and lending arrangements described below.
    The Fund had no outstanding borrowings under the credit facility through November 12, 2002.

 Interfund Borrowing and Lending Arrangements. Commencing November 12, 2002, the Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the investment manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the six months ended or at March 31, 2003.


                 28 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND



--------------------------------------------------------------------------------
 Trustees and Officers     James C. Swain, Chairman and Trustee
                           John V. Murphy, President and Trustee
                           William L. Armstrong, Trustee
                           Robert G. Avis, Trustee
                           George C. Bowen, Trustee
                           Edward L. Cameron, Trustee
                           Jon S. Fossel, Trustee
                           Sam Freedman, Trustee
                           Beverly L. Hamilton, Trustee
                           Robert J. Malone, Trustee
                           F. William Marshall, Trustee
                           Angelo Manioudakis, Vice President
                           Robert G. Zack, Vice President and Secretary
                           Brian W. Wixted, Treasurer


--------------------------------------------------------------------------------
 Investment Advisor        OppenheimerFunds, Inc.


--------------------------------------------------------------------------------
 Distributor               OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors      Deloitte & Touche LLP

--------------------------------------------------------------------------------
 Legal Counsel             Myer, Swanson, Adams & Wolf, P.C.
 to the Fund

--------------------------------------------------------------------------------
 Legal Counsel to the      Mayer Brown Rowe & Maw
 Independent Trustees

                           The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.


         (C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.

                 29 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

INFORMATION AND SERVICES
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RS0855.001.0303  May 30, 2003